Exhibit 99.1

Investor Presentation

Forward Looking Statement

Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us.

Actual results could differ materially from the forward-looking statements made during this presentation.

When we use the words “believe,” “expect,” “anticipate,” “plan,” “will,” “intend” or other similar expressions, we are identifying forward-looking statements.

The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.

We refer you to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition.

2

Forward Looking Statement

This presentation is not an offer to sell or solicitation of offers to buy any of our securities. Any such offers may be made only by our prospectuses which may be obtained at, https://enroll.jamesonstockawards.com/.

Ownership of our securities and participation in our Jameson Stock Awards program involve certain risks which are discussed in our prospectuses which may be obtained at, https://enroll.jamesonstockawards.com/ and our other filings with the Securities and Exchange Commission which may be seen at http://SEC.gov and at http://www.jamesoninns.com/

3

Company Highlights

Experienced management team with significant ownership stake

Strong proprietary brand name

Significant opportunities to increase RevPAR through re-branding and renovation program

Focused business model following conversion from REIT to C-Corp

Stronger balance sheet and improved credit profile

No significant damage and no significant business interruption caused by Hurricane Katrina; all hotels remain open

Improved lodging industry fundamentals

4

Goals and Objectives 2004/2005

Begin Re-Branding of Signature Inns to Jameson Inns

5	Signature Inns have been converted to Jameson Inns to date

Improved performance in 2Q’05 for the three Signature Inns completed in 1Q’05

Over 6% RevPAR increase

Occupancy up over 9%

Dispose of underperforming Signature Inns

8	Signature Inns classified for sale as of December 31, 2004
4	Signature Inns sold year to date; all sales accretive to earnings

Implement significant capital expenditure program at core portfolio $19 million capital expenditure budget for 2005

5

Goals and Objectives 2004/2005 (continued)

Develop customer loyalty program

Jameson Stock Awards program launched on July 1, 2005

Over 3,000 members joined the program in the first 2 months

Increase cash flow available for reinvestment

Increased cash flow by $6.7 million through preferred stock redemption

GE financings and trust preferred offering increased cash flow by $2.5 million

Improve credit profile

Reduced secured debt, floating rate debt and leverage

Increase sponsorship for the Company

Research coverage from JMP Securities, FBR and Stifel Nicolaus

Increase liquidity of common stock

Average daily trading volume increased 439% after July 2004 follow-on offering

6

Overview of the Company

Founded by Thomas Kitchin, Chairman & CEO, in 1987

Brand owner and operator of economy and mid-scale hotels

Jameson Inns

Southeastern United States

93 owned hotels (5,493 guest rooms)

12 franchised hotels (479 guest rooms)

Signature Inns

Midwestern United States

Portfolio acquired in 1999

Completed conversion from REIT to C-Corp effective January 2004

Internalized hotel management company to eliminate conflicts of interest

Allowed for reinvestment of earnings

7

Jameson Inn – Newnan, GA

8

Breakfast Buffet

Standard Fitness Center

Knoxville, TN (Jameson Inn) – After Conversion

Louisville East, KY - Front Desk

Louisville East, KY - Pool

Louisville East, KY - Lobby

Geographic Locations – 109 Owned Inns (7,333 rooms)

Diversified across the Southeastern and Midwestern United States

No significant damage and no significant business interruption caused by Hurricane Katrina; all hotels remain open

Distribution by Number of Rooms

Indiana 19%

Georgia 16%

Alabama 13%

Tennessee 11%

North Carolina 8%

South Carolina 8%

Florida 5%

Illinois 5%

Mississippi 5%

Other 10%

Distribution by Number of Inns

Georgia 19%

Alabama 16%

Indiana 12%

North Carolina 11%

Tennessee 11%

South Carolina 9%

Florida 5%

Mississippi 5%

Other 12%

Commitment to Customer Satisfaction

Jameson Inns ranked #1 in overall customer satisfaction for Economy Chains (2003, 2004 and first 2 quarters of 2005)

Customer Satisfaction

90 85 80 75

89.1

83.7

82.2

82.1

78.9

Jameson Inns

Hampton Inn

Holiday Inn Express

Fairfield Inn

Comfort Inn

Source: Market Metrix, Q2 2005.

“Perfect Stay Guarantee” offered to every guest

Room charge refunded for unsatisfied guests

Best practices to ensure strong customer satisfaction

Customer Satisfaction Scores Listed are for Q2 2005

Growth Opportunities – Expanding the Brand

Our growth objectives and opportunity goals for the future include:

Significant capital expenditure program across the portfolio $19 million capital expenditure budget in 2005 for existing properties

Includes 6 additional Signature Inn renovations and conversions

Includes 20 Jameson Inn renovations

“Dreamium” bed rollout

Computer kiosk in every lobby

Completed installation of wireless high speed internet access in all hotels

Selective acquisition, expansion and development in high growth markets

Selectively acquire hotels that can be re-branded as Jameson Inns

Selectively expand the remaining Jameson Inns that have extra land

Internal growth opportunities

Positive dynamics in the lodging industry

Growth Opportunities – Refurbishing Signature Inns

Refurbishing will include name change to Jameson Inn

Opportunity to increase RevPAR and enhance brand awareness at best locations

Updating appearance

Investment focus on high impact areas of the Inns $8.9 million investment in first five conversions (approximately $15,000 per room)

Completed Re-branding & Dispositions in 2005

Signature Inns at 12/31/04 23

Hotels Sold Through 9/19/05 (4)

Hotels Re-branded Through 9/19/05 (5)

Signature Inns at 9/19/05 14

Ongoing Re-branding & Disposition Activity

Signature Inns at 9/19/05 14

Currently Re-branding (4)

Scheduled to be Re-branded in 2006 / 2007 (6)

Signature Inns Held for Sale (4)

Expected Signature Inns Held in 1Q’07 0

Jameson Stock Awards (“JSA”)

Unique loyalty program for the industry, providing tangible benefits

Members receive shares of common stock as a result of each stay at any of our hotels after staying three nights

Program participants awarded JAMS stock valued at 10% of daily room rate e.g. – if a participant pays for 2 nights at $70 / night, the participant is issued stock worth $14

JAMS stock issued to participants monthly

Amount issued based on total nights paid for during the month

Based on JAMS’ average closing prices for the last five trading days of the month

Executive Management

12 year average tenure with Jameson

17 years Lodging Industry experience on average

Name Title Years with Company Years in Lodging Industry

Thomas W. Kitchin Chief Executive Officer 18 18

Craig R. Kitchin President & Chief Financial Officer 13 13

Martin D. Brew Chief Accounting Officer & Treasurer 18 19

Steven A. Curlee VP – Legal & General Counsel 13 13

D. Anthony Maness VP – Operations 6 25

W. David Vining VP – Marketing 1 15

Senior management beneficially owns approximately 6% of the common stock.

Board of Directors

Thomas W. Kitchin Chairman

Craig Kitchin Director (2004)

Independent Directors*

Robert D. Hisrich, Ph.D.

Director (1993)

Thomas J. O’Haren Director (1997)

Michael E. Lawrence Director (1994)

David S. Fraser Director (2004)

Chairman of the Board

Founder of Jameson Inns, Inc.

President and CFO

Chairman of Governance and Nominating Committee

Garvin Professor of Global Entrepreneurship at Thunderbird, the Garvin School of International Management

Chairman of Compensation Committee

Former VP of Cigna Financial Advisors (NYSE: CI)

CEO of Sea Pines Associates, Inc

Audit Committee Chairman

Director of Delta Apparel, Inc. (AMEX: DLA )

Former CFO of Crown Crafts, Inc. (OTC: CRWS) and Graphic Industries (NYSE: GPK)

*	Pursuant to NASDAQ listing standards.

Industry & Financial Overview

Overview of the Lodging Industry

Positive trending in occupancy rate and ADR for 2004-05.

RevPAR improving in 2005 after significant decline in early 2000’s.

Room demand has been growing.

Room supply growth remains limited.

Overview of the Lodging Industry

RevPAR is positively correlated with GDP

U.S. Lodging Industry: Change in RevPAR vs. Change in U.S. GDP

8.0% 6.0% 4.0% 2.0% 0.0% -2.0% -4.0% -6.0% -8.0%

1990 1991

1992

1993

1994 1995

1996

1997

1998

1999

2000

2001

2002

2003

2004E

2005E

RevPAR % Change

GDP % Change

RevPAR Trendline

GDP Trendline

Source: PricewaterhouseCoopers LLC (2004 to 2005), Smith Travel Research (1990 to 2003), U.S. Department of Commerce (1990 to 2003).

Overview of the Lodging Industry

Occupancy should increase in 2005 as forecasted room demand continues to exceed room supply

U.S. Lodging Industry—Room Supply vs. Room Demand

% Change from Prior Year

6.0% 4.0% 2.0% 0.0% -2.0% -4.0%

1990

1991

1992

1993

1994

1995

1996

1997 1998

1999

2000

2001

2002

2003

2004E

2005E

Room Supply

Room Demand

Source: PricewaterhouseCoopers LLC (2004 to 2005), Smith Travel Research (1989 to 2003).

Recent RevPAR Trending

Jameson Inns have demonstrated improving performance

14.6% RevPAR increase from Q2’03 to Q2’05 for Jameson Inns

Signature Inns expect to benefit from the re-branding

6% RevPAR increase for initial Signature Inns converted

June year to date RevPAR index is 52% $40.00 $35.00 $30.00 $25.00 $28.32 $34.29 $32.22 $29.76 $35.24 $33.90 $29.27 $39.29 $37.34

Q2-2003 Q2-2004 Q2-2005

Signature Brand

Jameson Brand

Combined Brands

Jameson Brand Occupancy

Positive occupancy trends

Annual Occupancy

55.0%

53.0%

53.9%

54.5%

55.6%

2002 2003 2004

Second Quarter Occupancy

62.0% 60.0% 58.0%

Q2-2002 Q2-2003 Q2-2004 Q2-2005

59.8%

58.8%

59.2%

62.2%

Jameson Brand Average Daily Rate

The Jameson brand has achieved significant growth in ADRs

Average Daily Rate $64.00 $63.00 $62.00 $61.00 $60.00 $59.00 $58.00 $57.00 $56.00 $55.00

Q1’03 Q2’03 Q3’03 Q4’03 Q1’04 Q2’04 Q3’04 Q4’04 Q1’05 Q2’05 $63.20 $62.80 $62.40

$61.30

$59.50 $58.40 $58.60 $58.30 $58.10 $58.00

Jameson Brand RevPAR Growth

Significant RevPAR growth driven by improving occupancy & ADRs

11.5% year-over-year RevPAR growth as of most recent quarter

Year-Over-Year RevPAR Growth

12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0%

Q1’03 Q2’03 Q3’03 Q4’03 Q1’04 Q2’04 Q3’04 Q4’04 Q1’05 Q2’05

11.5%

9.3% 8.9% 7.8%

3.4% 3.3%

2.6% 2.4% 1.0% -0.4%

Capital Structure, Leverage & Coverage Statistics

($ in millions) 06/30/04 06/30/05

Capital Structure

Equity Market Capitalization $33.7 $137.8

Net Debt 201.6 180.0

Preferred 75.7 -

Enterprise Value $311.1 $317.8

Leverage

Net Debt + Preferred / Enterprise Value 89.2% 56.6%

Net Debt + Preferred / EBITDA 10.2x 6.6x

Coverage

EBITDA / Fixed Charges 1.5x 2.3x

EBITDA Detail

As Continuing Discontinued

($ in millions) Reported Operations Operations

Three Months Ended June 30, 2004

Net Income (Loss) ($0.6) ($0.7) $0.1

Depreciation 3.7 3.4 0.3

Interest Expense 2.9 2.6 0.3

Income Tax Expense (Benefit) 0.7 0.9 (0.1)

Preferred Dividends 1.7 1.7 -

EBITDA $8.4 $7.8 $0.6

Three Months Ended June 30, 2005

Net Income (Loss) $2.5 $1.9 $0.6

Depreciation 3.2 3.2 -

Interest Expense 3.4 3.2 0.2

Income Tax Expense (Benefit) —— -

Preferred Dividends —— -

EBITDA $9.0 $8.2 $0.8

*	See Appendix A for definition of EBITDA

Schedule of Indebtedness

($ in millions) Amount at 9/30/05 Average Range of Maturity Interest Rate Variable / Fixed Mortgage Constant Collateral (# of Secured Hotels)

Mortgage Notes $96.4 2006 to 2019 6.45% Variable 10.87% 59

GE Mortgage Note 12.2 2015 6.85% Fixed 9.33% 7

GE Mortgage Note 24.3 2015 7.25% Fixed 9.48% 12

Total $132.9 6.64% 10.49% 78

$5.0 mm Revolver — 3/1/2006 7.43% Variable 7.43% Billboards / AR

Sub. Debt (Trust Preferred) $27.1 2035 8.46% Fixed 8.46% Unsecured

Conv. Debt (Private $35.0 2010 7.00% Fixed 7.00% Unsecured

Placement)

Total Indebtedness $195.0 6.97% 9.60%

Convertible Note Offering Rationale

Reduces current liabilities by repaying existing debt with near-term maturities Significantly reduces exposure to floating rate debt Decreases secured debt / unencumbers hotels Interest only payment improves cash flow

6/30/05 9/30/05

Fixed Rate Debt 33.0% 50.5%

Unsecured Debt 14.1% 31.8%

Unencumbered Hotels 10 31

Convertible Note Summary

Issue Type Privately Placed Convertible Notes

Issue Size $35 million

Interest Rate 7.00% fixed, payable semi-annually

Conversion Premium 22.5%

Conversion Price $2.77 (based on stock price of $2.26 as of close 9/28/05)

Final Maturity 5 years, if not converted

Non-Call Period 3 years, redeemable at par thereafter

Change of Control Upon a fundamental change, holders have the option of putting their

Notes to the Company at 105%, plus accrued interest

Ranking Senior subordinated; senior to $27 million trust preferred outstanding

Placement Agent JMP Securities

Company Highlights

Experienced management team with significant ownership stake

Strong proprietary brand name

Significant opportunities to increase RevPAR through re-branding and renovation program

Focused business model following conversion from REIT to C-Corp

Stronger balance sheet and improved credit profile

No significant damage and no significant business interruption caused by Hurricane Katrina; all hotels remain open

Improved lodging industry fundamentals

Appendix A - EBITDA

We consider EBITDA to be an indicator of operating performance because it can be used to measure our ability to service debt, fund capital expenditures and expand our business. EBITDA is defined as income before interest expense, income tax expense, preferred stock dividends, depreciation and amortization and certain non-recurring items. We consider lease termination costs incurred in 2004 “non-recurring” under relevant SEC guidelines. This information should not be considered as an alternative to any measure of performance as promulgated under GAAP, nor should it be considered as an indicator of our overall financial performance.

Our calculations of EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited.